SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



   Date of report (Date of earliest event reported)          August 20, 1999
                                                         -----------------------

                                 FiNet.com, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        0-18108                                            94-3115180
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(Commission File Number)                    (I.R.S. Employer Identification No.)

3021 Citrus Circle, Suite 150, Walnut Creek, California                94598
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         (Address of Principal Executive Offices)                     (Zip Code)

                                 (925) 988-6550
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              (Registrant's Telephone Number, Including Area Code)

                           Finet Holdings Corporation
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5:  Other Events

Acquisition of Certain Assets of Lowestrate.com, Inc.

On August 20, 1999 FiNet.com, Inc. (the "Company") acquired certain operations and assets of Lowestrate.com, Inc. ("Lowestrate"). The assets included the trademark "Lowestrate.com" and the related website and certain equipment and software. The purchase price for the acquired assets was 1.4 million shares of FiNet common stock, 560,000 of which were issued at closing and the remainder into escrow subject to release to Lowestrate upon the satisfaction of certain contingencies. FiNet has agreed to file a registration statement with the Securities and Exchange Commission covering the resale of the shares. Certain ancillary agreements were entered into in connection with the acquisition including a $500,000 one year loan to Lowestrate secured by the escrowed shares and consulting and employment agreements with Robert J. Ross, Lowestrate's sole shareholder.

     The description of the Asset Purchase Agreement herein, which is filed as an exhibit to this Form 8-K, does not purport to be complete and is qualified in its entirety by the provisions of the Asset Purchase Agreement.

     Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release issued by FiNet on August 24, 1999 relating to the foregoing transaction.

Item 7. Exhibits

Item 7.  Financial Statements and Exhibits.

      Exhibit No.       Description
      Exhibit 5.1       Asset Purchase Agreement dated August 20, 1999 between
                        Lowestrate.com, Inc., FiNet.com, Inc. and Robert J. Ross
      Exhibit 5.2       Registration Rights Agreement dated August 20, 1999
                        between Lowestrate.com, Inc. and FiNet.com, Inc.
      Exhibit 5.3       Loan and Security Agreement between Lowestrate.com, Inc.
                        and FiNet.com, Inc.
      Exhibit 5.4       Employment Agreement dated August 20, 1999
                        between FiNet.com, Inc. and Robert J. Ross
      Exhibit 99.1      Press Release dated August 24, 1999

     Pursuant to the requirements of the Securities Exchange Act of 1934, FiNet.com, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FiNet.com, Inc.



                                    By: /s/ MARK L. KORELL
                                       - - - - - - - - - - - - - - - - - - - - -
                                       Mark L. Korell
                                       Chairman and Chief Executive Officer

                                  EXHIBIT INDEX

                                                                    Sequentially
Exhibit No.        Document                                        Numbered Page
----------         --------                                        -------------
Exhibit 5.1        Asset Purchase Agreement dated August 20,
                     1999 between Lowestrate.com, Inc.,
                     FiNet.com, Inc. and Robert J. Ross                    5
Exhibit 5.2        Registration Rights Agreement dated August 20,
                    1999 between  Lowestrate.com, Inc.
                    and FiNet.com, Inc.                                    23
Exhibit 5.3        Loan and Security Agreement between
                    Lowestrate.com, Inc. and  FiNet.com, Inc.              27
Exhibit 5.4        Employment Agreement dated August 20, 1999
                   between FiNet.com, Inc. and Robert J. Ross              33
Exhibit 99.1       Press Release dated August 24, 1999                     40